                                 EXHIBIT 23.2
                                 ------------

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 18, 2000 (except with respect to the matter discussed in note 8, as to which is dated March 14, 2000), included in Power Integrations Inc.'s Form 10-K for the year ended December 31, 1999.

/s/ Arthur Andersen LLP
San Jose, California
July 21, 2000